UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 2008

                          INFINITY CAPITAL GROUP, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                              --------------------
                 (State or other jurisdiction of incorporation)



          000-30999                                           16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 15, 200, Infinity Capital Group, Inc. and its subsidiary, NPI08, Inc., signed an Amendment to the Merger & Investment Term Sheet Agreement dated October 30, 2008 with Infotech Global, Inc. and Congruent Ventures, LLC to extend the Closing Date to on or before February 2, 2008. The amendment to the Merger & Investment Term Sheet is attached as Exhibit 99.1.



                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements of business acquired -  None

        b)      Pro Forma Financial Information - None

        c)      Shell Company Transactions - None

        d)      Exhibits -

                  99.1 - Amendment to Merger & Investment Term Sheet



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                            Dated: December 17, 2008


                              /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President












                                       1